GRAND PRIX FUNDS, INC.


Supplement to Statement of Additional Information dated
 February 26, 1999, as supplemented on March 9, 1999.

Financial Intermediaries

     The following paragraph should be added under "Purchase, Redemption and Pricing of Shares" on page 13 of the SAI:

     "Broker-dealers, financial institutions and other financial intermediaries that have entered into agreements with the Advisor and/or Distributor on behalf of the Fund may enter purchase or redemption orders on behalf of their customers. If you purchase or redeem shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified in accordance with the terms of the intermediaries' agreement with the Advisor and /or
Distributor. In addition, certain operational policies of the Fund, including those relating to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly, amounts to financial intermediaries that provide transfer agent and/or other administrative services relating to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge a commission or other transaction fee for their services."

Sales Charge Reductions

     The second full paragraph on page 13 of the SAI should be deleted and replaced in its entirety with the following:

     "The Fund's sales charge will also be reduced to 1% for those persons who sell shares of a mutual fund, other than the Fund, and use any amount of the proceeds to purchase Fund shares within 90 days of such sale. A sales charge reduction qualification form must be completed and included with the required account application(s)."

Automatic Investment Plan

     The first two sentences currently contained under "Automatic Investment Plan" on page 14 of the SAI should be deleted and replaced in their entirety with the following:

     "Effective immediately, the Fund's AIP per transaction amount has been lowered from $1,000 to $250. Accordingly, you may make purchases of shares of the Fund automatically on a regular basis provided you invest at least $250 per transaction. You must meet the Fund's minimum initial investment of $5,000 before the AIP may be established."

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    This information supersedes or supplements the
    information contained on pages 13 and 14 of the Statement of Additional Information.



 Please retain this supplement with your Statement of
                Additional Information.

    The date of this Supplement is March 24, 1999.